                                                                   Exhibit 10.65

                        SETTLEMENT AND RELEASE AGREEMENT

     This Settlement and Release Agreement ("Agreement") is made by and entered into among: (1) ILLUMEA (ASIA), LTD., a limited liability company organized under the laws of Hong Kong ("IAL"); and (2) NATHALIE J.V.D. DOORNMALEN, an individual ("Doornmalen") [collectively, the "IAL Parties"], on the one hand; and (3) MED DIVERSIFIED (formerly known as e-MedSoft.com), a Nevada corporation ("Med"); (4) ILLUMEA CORPORATION, a Delaware corporation ("Illumea"); and (5) ANDREW A. BORSANYI, an individual ("Borsanyi") [collectively, the "Med Parties"], on the other hand. (For purposes of this Agreement, the IAL Parties and the Med Parties are sometimes referred to collectively as the "Parties Hereto.")

                                    Recitals

     This Agreement is made by and entered into among the Parties Hereto for the following purposes and with reference to the following facts:

     (a) On or about November 23, 1999, Illumea and IAL entered into that certain agreement entitled "Exclusive Agency Agreement" (the "Agency Agreement").

     (b) On December 5, 2000, the IAL Parties and certain other claimants (the "Other Claimants") filed their "Complaint For: (1) Securities Fraud; [Etc.]" in the United States District Court for the Central District of California (the "District Court") against the Med Parties, and thereby commenced that certain civil action entitled Illumea (Asia), Ltd., etc., et al. v. e-MedSoft.com, etc., et al., District Court Case No. SACV00-1193-GLT(MLGx) (the "Action").

     (c) On December 13, 2000. the IAL Parties and the Other Claimants filed in the Action their "First Amended Complaint For: (1) Securities Fraud; [Etc.]" (the "Operative Complaint"), and thereby alleged claims against the Med Parties for, among other things, securities fraud, conspiracy, breach of contract, fraud, false promise, promissory estoppel, defamation, and violation of California Business & Professions Code section 17200.

                                                SETTLEMENT AND RELEASE AGREEMENT

     (d) On March 26, 2001, the Med Parties filed in the Action their respective answers to the Operative Complaint (collectively, the "Answers"), and thereby admitted and denied certain allegations in, and asserted certain affirmative defenses to, the Operative Complaint.

     (e) Also on March 26, 2001, Med and Illumea filed in the Action their "Counterclaim For: 1. Breach of Contract; [Etc.]" (the "Counterclaims"), and thereby alleged counterclaims against the IAL Parties for breach of contract, conversion, fraud breach of fiduciary duty, unjust enrichment, accounting, breach of implied covenant, quantum valebant, money had and received, and fraud.

     (f) On June 22, 2001, the IAL Parties filed in the Action their reply to the Counterclaims (the "Reply"), and thereby admitted and denied certain allegations in, and asserted certain affirmative defenses to, the Counterclaims.

     (g) On August 8, 2001, the District Court entered in the Action its "Order Granting Dismissal Of Action Without Prejudice To Certain Plaintiffs," by which the Other Claimants' claims as against the Med Parties were dismissed without prejudice and the Other Claimants were removed as parties to the Action.

     (h) On or about February 6, 2002, the District Court granted partial summary judgment in favor of the Med Parties on the third and tenth claims for relief set forth in the Operative Complaint (the "Summary Judgment Order").

     (i) On March 1, 2002, the District Court approved and entered in the Action the Final Pretrial Conference Order (the "PTC Order") jointly submitted by the Parties Hereto.

     (j) On April 1, 2002, the Parties Hereto and their respective counsel of record appeared before the District Court (the Honorable Gary L. Taylor, Judge, presiding) in the Action, and placed on the record the essential terms and conditions of a settlement between and among them of the Action (the "Essential Terms"). The Parties Hereto intended the Essential Terms to be enforceable against, and binding upon, each of them. One of the Essential Terms was that the Parties Hereto also would enter into a written settlement and

                                       2.

                                                SETTLEMENT AND RELEASE AGREEMENT
release agreement, which would incorporate each of the Essential Terms, as well as other provisions considered necessary to effectuate the Essential
Terms. At the April 1, 2002 hearing, the District Court instructed the
Parties Hereto to complete and execute the written settlement and release agreement by 3:00 p.m. on April 2, 2002. Otherwise, the Action would proceed to trial on April 3, 2002.

     (k) Without admitting any liability, to avoid the further expenses of continuing to litigate the Action, and in accordance with the Essential Terms and the District Court's instruction that the Parties Hereto complete and enter into a written settlement and release agreement by April 2, 2002, the Parties Hereto now desire to resolve, compromise, and settle the disputes, claims, and controversies between or among them that arise from the Agency Agreement, the Operative Complaint, the Answers, the Counterclaims, the Reply, the PTC Order, the Action, or the subject matters of the Action, on the terms and conditions set forth below.

     NOW, THEREFORE, in light of the foregoing recitals and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the Parties Hereto, the Parties Hereto, and each of them, hereby warrant, represent, acknowledge, covenant, and agree as follows:

     1. Dismissal Of Action Initially Without Prejudice.

     (a) Concurrently with their execution and delivery of this Agreement, the IAL Parties shall cause their counsel of record in the Action, Morrison & Foerster LLP, to execute and deliver to counsel of record in the Action for the Med Parties, Frandzel Robins Bloom & Csato, L.C. and Manatt, Phelps & Phillips, LLP, the original of that certain "Stipulation For Dismissal Without Prejudice Of Complaint And Counterclaims; Order Thereon (the "Dismissal Without Prejudice") in the form attached hereto as Exhibit "A," evidencing the IAL Parties' consent to the dismissal of the entire Action, including the Operative Complaint, without prejudice.

                                       3.

                                                SETTLEMENT AND RELEASE AGREEMENT

     (b) Upon the execution and delivery of this Agreement, and receipt of the executed Dismissal Without Prejudice by the IAL Parties, the Med Parties shall cause their respective counsel of record in the Action to execute and file in the Action the original of the Dismissal Without Prejudice, evidencing the Med Parties' consent to the dismissal of the entire Action, including the Counterclaims, without prejudice. The Med Parties' counsel shall thereafter provide the IAL Parties' counsel with a conformed copy of the executed Dismissal Without Prejudice.

     (c) The Parties Hereto further agree to perform all other acts necessary to cause the Action, including the Operative Complaint and the Counterclaims, to be dismissed in its entirely without prejudice as against all parties.

     2. Cash Payment By Med Parties To Doornmalen

     (a) On or before April 15, 2002, the Med Parties shall cause to be delivered to the IAL Parties' counsel of record in the Action, either by means of (a) corporate check(s) in good funds made payable to "Morrison & Foerster LLP Client Trust Account f/b/o Nathalie Doornmalen and Illumea (Asia), Ltd." or (b) a wire transfer to Morrison & Foerster LLP's client trust account (in accordance with wiring instructions to be provided by the IAL Parties' counsel of record in the Action), a cash settlement payment to the IAL Parties in the sum of Three Hundred Thousand Dollars (U.S. $300,000.00).

     (b) Notwithstanding the generality of the foregoing paragraph 2(a), any obligation of Borsanyi to pay or contribute to the payment of the $300,000 cash payment referenced above shall be limited to the proceeds of any policy of insurance providing coverage or potential coverage to Borsanyi under any of the IAL Parties' claims.

     3. Med's Issue And Delivery Of Common Stock To Doornmalen, And Registration Of Such Stock

     (a) In addition to the cash payment(s) described in paragraph no. 2 hereinabove, Med shall, on or before April 15, 2002, file a listing application with the American Stock Exchange ("AMEX") that pertains to 700,000 shares of Med's unregistered common stock

                                       4.

                                                SETTLEMENT AND RELEASE AGREEMENT

(the "Shares"). Within five (5) business days after such application is approved by AMEX, Med shall issue and deliver to Doornmalen a stock certificate whereby Doornmalen shall immediately become and be recognized as the record owner of the Shares.

     (b) In addition, Med shall, at its sole cost and expense, register the Shares (such that they may freely be sold, traded, hypothecated, or otherwise disposed of by Doornmalen [collectively, "Doornmalen's Rights to Dispose of Shares"]) by filing with the Securities and Exchange Commission ("SEC") within 30 days of the Effective Date of this Agreement (as defined below) a registration statement on Form S-1 under the Securities Act of 1933, as amended (the "Act"), which Med shall use all reasonable efforts to cause to be declared effective within 60 days of the Effective Date of this Agreement. Med shall also take all such actions under state securities or "blue sky" laws, and the rules and regulations of AMEX, reasonably necessary for the sale of the Shares by Doornmalen.

     (c) If, for any reason, the Form S-1 referenced in the preceding paragraph does not result in the registration of the Shares and the effectuation of Doornmalen's Rights to Dispose of Shares pursuant to such registration, Med shall, at its sole cost and expense, promptly undertake all other reasonable efforts permitted or authorized by law (including, among other things, a registration of the Shares under Form S-3 of the Act) to register the Shares or otherwise effectuate Doornmalen's Rights to Dispose of Shares.

     (d) Upon (i) the registration of the Shares, (ii) the effectuation of Doornmalen's Rights to Dispose of Shares, or (iii) the occurrence of any other event that would enable Doornmalen to dispose of the Shares, Doornmalen shall be permitted to freely sell, trade, hypothecate, or otherwise dispose of the Shares, subject to the sole restriction by Med that she may dispose of no more than 20,000 Shares per day.

     (e) Med shall (i) prepare and file with the SEC such amendments and supplements to the registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period described in this paragraph 3(e) and to comply with the provisions of the Act with respect to the sale or other

                                       5.

                                                SETTLEMENT AND RELEASE AGREEMENT
disposition of the Shares whenever Doornmalen shall desire to sell or otherwise dispose of the same (including prospect supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 under the Act), and (ii) take all lawful action such that each of the registration statement and the prospectus used in connection therewith, including and amendment or supplement thereto, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Med shall take all necessary actions to keep the registration statement covering the Shares, including any prospectus contained therein, continuously effective until the earlier of (x) the Shares having all been disposed of by Doornmalen or (y) two years from the date of the issuance of the Shares to Doornmalen.

     (f) Med shall keep Doornmalen advised, through her counsel of record in the Action, of its efforts to register the Shares or otherwise effectuate Doornmalen's Rights to Dispose of Shares. In particular, Med shall provide Doornmalen's counsel of record with copies of all public filings, applications, or other submissions made to or with the SEC, any stock exchange, or any other state securities regulatory agency or entity, pertaining to the Shares within three (3) business days after any such filing application, or submission, and shall provide reports of the status of all efforts to register the Shares or to otherwise effectuate Doornmalen's Rights to Dispose of Shares every 30 days, until such time as the Shares are registered or Doornmalen's Rights to Dispose of Shares are fully effectuated. In addition, Med shall notify Doornmalen within two (2) business days after the registration has been declared effective by the SEC.

     (g) In the event that a dispute arises between or among the Parties Hereto with respect to Med's efforts to register the Shares or to otherwise effectuate Doornmalen's Rights to Dispose of Shares, and in the course of such dispute Doornmalen seeks rescission of this Agreement, Doornmalen shall, as required by law, return the consideration paid to here and IAL under this Agreement (i.e., the $300,000 cash payment and Shares). Moreover, in the

                                       6.

                                                SETTLEMENT AND RELEASE AGREEMENT
event that Doornmalen seeks rescission of this Agreement, the Parties Hereto shall be permitted to reassert the claims in the Operative Complaint and the counterclaims in the Counterclaims that remained after the Summary Judgment Order and had been asserted as of the Effective Date of this Agreement (as defined below), without waiver of the right to asserts such claims or counterclaims due to the expiration of any applicable status of limitations.

     (h) Pending the effectiveness of the releases described below, the Parties Hereto agree not to assert any claims related to the Operative Complaint or the Counterclaims except in the District Court.

     4. Mutual Termination Of Agency Agreement

     The Parties Hereto hereby acknowledge and agree that, as of the Effective Date of this Agreement (as defined below), the Agency Agreement is and shall be terminated (to the extent that it has not already terminated) and none of the Parties Hereto (or their respective Related Persons as defined below) shall have any rights, duties, obligations, or liabilities with respect to the Agency Agreement.

     5. Mutual Limited Releases

     (a) The IAL Parties' Release of the Med Parties. For good and valuable consideration, the IAL Parties, for themselves and for each of their past, present and future principals, agents, representatives, partners, officers, directors, affiliates, subsidiaries, parent and affiliated corporations, beneficiaries, successors, grantees, transferees, and assigns (collectively, the "IAL Related Persons"), hereby fully and irrevocably release, acquit, and discharge the Med Parties, and each of the Med Parties' principals, agents, representatives, partners, officers, directors, affiliates, subsidiaries, parent and affiliated corporations, beneficiaries, successors, grantees, transferees, and assigns (collectively, the "Med Related Persons"), of and from any and all liabilities, claims, causes of action, counts, cross-claims, counterclaims, rights, duties, requests, suits, damages, costs (including costs of suit and attorneys' fees and expenses), or demands of whatever nature, character, type, or description,

                                       7.

                                                SETTLEMENT AND RELEASE AGREEMENT
whether known or unknown, existing or potential, matured or unmatured, liquidated or unliquidated, direct or consequential, suspected or unsuspected, or foreseen or unforeseen (collectively, the "Claims"), which the IAL Parties or the IAL Related Persons, and each of them, have or assert, or may hereafter have or assert, against the Med Parties or the Med Related Persons, by reason of any act or omission on the part of any of the Med Parties or on the part of any of the Med Related Persons, occurring at any time on or before the Effective Date of the Agreement (as defined below), which Claims are based upon, arise out of, relate to, or are the subject of, the Agency Agreement, the Operative Complaint, the Answers, the Counterclaims, the Reply, the PTC Order, the Action, or the subject matters of the Action.

     (b) The Med Parties' Release Of The IAL Parties. For good and valuable consideration, the Med Parties, for themselves and for each of the Med Related Persons, hereby fully and irrevocably release, acquit, and discharge the IAL Parties, and each of the IAL Related Persons, of and from any and all Claims that the Med Parties, or the Med Related Persons, and each of them, have or assert, or may hereafter have or assert, against the IAL Parties or the IAL Related Persons, by reason of any act or omission on the part of any of the IAL Parties or on the part of any of the IAL Related Persons, occurring at any time on or before the Effective Date of the Agreement (as defined below), which Claims are based upon, arise out of, relate to, or are the subject of, the Agency Agreement, the Operative Complaint, the Answers, the Counterclaims, the Reply, the PTC Order, the Action, or the subject matters of the Action.

     (c) The releases set forth hereinabove are not intended to, and shall not, extend to or otherwise release or discharge any rights, privileges, benefits, duties, or obligations of the Parties Hereto existing by reason of, or otherwise arising from, (i) this Agreement or (ii) the separate shares in Med that Doornmalen received in connection with the merger between Med and Illumea, which such merger closed on or about May 5, 2000.

                                       8.

                                                SETTLEMENT AND RELEASE AGREEMENT

     (d) The releases set forth hereinabove are not intended to be, and shall not be construed as, general releases of all liability extending beyond the scope of the matters specifically released herein.

     (e) Notwithstanding the fact that the foregoing releases are limited, and not general, releases, as for those Claims that are herein released, the Parties Hereto each acknowledge, warrant, and represent that they have been advised by their respective attorneys concerning, and that they are familiar with, section 1542 of the California Civil Code, which provides:

              A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR
             DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR

In this connection, the Parties Hereto acknowledge that they each may have sustained damages, losses, costs, or expenses that presently are unknown and unsuspected, and that such damages, losses, costs, or expenses as may have been sustained may give rise to additional damages, losses, costs, or expenses in the future with respect to the Claims being released herein. The Parties Hereto further acknowledge that they have negotiated this Agreement taking into account such presently unsuspected and unknown damages, losses, costs and expenses, and that with respect to the Claims herein released the Parties Hereto expressly waive any and all rights that they may have under section 1542 of the California Civil Code or under any other state or federal statute, rule or common law principle, in law or in equity, of similar effect.

                                       9.

                                                SETTLEMENT AND RELEASE AGREEMENT

     (f) The Parties Hereto acknowledge that they may hereafter discover facts different from, or in addition to, those which they now believe to be true with respect to any and all of the Claims herein released. Nevertheless, the Parties Hereto hereby agree that the releases set forth hereinabove shall be and remain effective in all respects, notwithstanding the discovery of such different or additional facts.

     (g) To the extent that the releases set forth hereinabove run to the favor of any IAL Related Persons and/or Med Related Persons who are not signatories hereto, this Agreement is hereby declared to be made in and for their respective benefits and uses.

     (h) Each of the Parties Hereto warrants and represents that none of the Claims herein released has been assigned, in whole or in part, to any person or entity.

     (i) The releases set forth hereinabove shall be effective as of the Effective Date of this Agreement (as defined below).

     6. Dismissal With Prejudice

     Within ten (10) business days of the registration of all of the Shares or the occurrence of any other event whereby Doornmalen may fully exercise Doornmalen's Rights to Dispose of Shares (subject to the restriction set forth in paragraph no. 3(d) above), the Parties shall enter into, and file with the District Court, a stipulation that shall provide for the dismissal of the Action, including the Operative Complaint and Counterclaims, in its entirety with prejudice ("Dismissal With Prejudice").

     7. Transfer Of Intellectual Patent Rights To Med

     At the sole cost and expense of Med, the IAL Parties shall undertake all reasonable efforts to assist and cooperate in the transfer of any intellectual property rights they may have obtained to the trade names associated with the Fiberpix product, including, but not limited to, the rights described in Trial Exhibit No. 19.

     8. Return By IAL Of Fiberpix Equipment To MED

     The Fiberpix equipment now in the possession of the IAL Parties' counsel of record in the Action shall be returned to, and retrieved by, Med within five (5) days of the Effective

                                       10.

                                                SETTLEMENT AND RELEASE AGREEMENT

Date of this Agreement (as defined below). In addition, to the extent not previously provided, the IAL Parties shall provide to Med's counsel of record in the Action contact information that the IAL Parties have regarding the last known holders of Fiberpix systems delivered by the IAL parties.

     9. Additional Provisions

     (a) No Admission of Liability. The Parties Hereto acknowledge and agree that the execution and delivery of this Agreement by the Parties Hereto is not intended to be, and shall not constitute, an admission of any liability or wrongdoing on the part of any of the Parties Hereto with respect to any of the matters being released herein.

     (b) Agreement Voluntarily Entered Into By Each Of The Parties Hereto. This Agreement is executed voluntarily by each of the Parties Hereto without any duress or undue influence on the part, or in behalf, or any of them. The Parties Hereto represent and warrant to each other that they have read and fully understand the provisions of this Agreement and have relied on the advice and representation of legal counsel of their own choosing in entering into this Agreement.

     (c) Reliance Upon Representations. Each of the Parties Hereto acknowledges that, but for the provision of each of the warranties, representations, and acknowledgements set forth hereinabove, the other Parties Hereto would not enter into this Agreement.

     (d) Entire And Integrated Agreement. This Agreement is intended by the Parties Hereto as final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the Parties Hereto with respect to the subject matter contained herein. This Agreement supersedes all previous communications, representations, warranties, and agreements, written or oral, made during the course of the negotiations relating to this Agreement. Any modification to this Agreement shall be in writing and executed by each of the Parties Hereto.

     (e) Successors And Assigns. This Agreement shall be binding upon or shall inure to the benefit of the Parties Hereto and their Related Persons.

                                       11.

                                                SETTLEMENT AND RELEASE AGREEMENT

     (f) No Third Party Beneficiaries. Except as expressly provided herein, nothing in this Agreement is intended or shall be construed to give any person or entity, other than the Parties Hereto and their Related Persons, any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provisions contained herein.

     (g) Interpretation. Each of the Parties Hereto has cooperated in the drafting and preparation of this Agreement, and has been advised by her, his, or its attorneys regarding the terms, effects, and consequences of this Agreement. Accordingly, in any construction to be made of this Agreement, this Agreement shall not be construed as having been drafted solely by any one or more of the Parties Hereto.

     (h) Jurisdiction. Any disputed regarding this Agreement and any action to interpret or enforce this Agreement shall be in the District Court, which shall retain jurisdiction over the Action so as to adjudicate any such disputes.

     (i) Governing Law And Venue. This Agreement is entered into, and shall be governed, construed, and interpreted, in accordance with the substantive and procedural laws and rules of the State of California, regardless of that State's rules and law of conflict of laws. In addition, any action brought to interpret or enforce the provisions of this Agreement shall be commenced, prosecuted, and defended exclusively in the District Court.

     (j) Severability. If any portion of this Agreement is declared by the District Court (or a reviewing court of appeal) to be invalid or unenforceable, such portion shall be deemed severed from this Agreement, and the remaining parts shall remain in full force and effect as if the invalid or unenforceable provision had not been a part of this Agreement.

     (k) Attorney's Fees, Costs, And Expenses. Each of the Parties Hereto shall bear her, his, or its own attorney's fees, costs, and expenses in connection with the matters set forth in the Agreement, including, but not limited to, the Action and the negotiation and preparation of this Agreement. If, however, there is any dispute over the interpretation of, enforceability of, or breach of the obligations of any of the Parties Hereto under, this

                                       12.

                                                SETTLEMENT AND RELEASE AGREEMENT

Agreement, the prevailing party or parties shall be entitled to recover her, his, or its reasonable attorney's fees, expenses, and costs of suit.

     (l) Headings. The headings of the Agreement are for convenience and ease of reference only, and shall not be used to construe, interpret, expand, or limit the terms of this Agreement.

     (m) Recitals. The recitals set forth in this Agreement shall not be admissible as evidence to prove the truth of the matters asserted herein in any action or proceeding involving one or more of the Parties Hereto (other than an action or proceeding brought to interpret or enforce the terms of this Agreement); nor do the Parties Hereto intend such recitals to constitute any admission of fact.

     (n) Authorization. Each of the Parties Hereto represents and warrants that
(i) she, he, or it is fully authorized to enter into this Agreement, (ii) she, he, or it has read and fully understands each of the provisions of this Agreement, (iii) she, he, or it has relied on the advice and representation of legal counsel of her, his, or its own choosing with respect to the matters set forth herein, (iv) she, he, or it has signed this Agreement voluntarily without any duress or undue influence on the part, on in behalf, of any party, and (v) the terms of this Agreement are contractual and not merely recitals.

     (o) Additional Necessary Documents. The Parties Hereto, and each of them, agree to do all things, including, but not limited to, the execution of additional documents, as may be reasonably required of them in order to carry out the purposes and intent of this Agreement or to evidence anything contained therein.

     (p) Effective Date Of This Agreement. This Agreement shall be effective upon its execution by all the Parties Hereto and the "Effective Date of this Agreement," as referred to hereinabove, shall be the date of the last signature placed hereon, excluding the signatures of counsel.

     (q) Execution In Counterparts. This Agreement, consisting of 15 pages (including the signature pages, but excluding Exhibit "A" attached hereto), may be signed by the Parties.

                                       13.

                                                SETTLEMENT AND RELEASE AGREEMENT

Hereto and their respective counsel in counterparts, and the signature pages may be combined to create a document binding on all of the Parties Hereto and together shall constitute one and the same instrument. Although the Parties Hereto shall exchange original signature pages with respect to each document required under this Agreement to be executed, the Agreement shall, as otherwise provided herein, be enforceable and effective upon the initial exchange by facsimile transmission of such signature pages.

     IN WITNESS WHEREOF, the Parties Hereto have executed this Agreement on the dates set forth opposite their respective signature below.

DATED: April 2, 2002                      NATHALIE J.V.D. DOORNMALEN

                                          /s/ Nathalie J.V.D. Doornmalen
                                          --------------------------------------

DATED: April 2, 2002                      ILLUMEA (ASIA), LTD., a Hong Kong
                                          limited liability company

                                          By: /s/ Nathalie J.V.D. Doornmalen
                                              -----------------------------

                                             Its:   PRESIDENT
                                                  -------------------------


DATED: April __, 2002                     MED DIVERSIFIED (formerly known as
                                          e-MedSoft.com), a Nevada Corporation

                                          By: _____________________________

                                             Its:__________________________


DATED: April __, 2002                     ILLUMEA CORPORATION, a Delaware
                                          Corporation

                                          By: _____________________________

                                             Its:__________________________


DATED: April __, 2002                     ANDREW A. BORSANYI

                                          ---------------------------

                                       14.

                                                SETTLEMENT AND RELEASE AGREEMENT

Hereto and their respective counsel in counterparts, and the signature pages may be combined to create a document binding on all of the Parties Hereto and together shall constitute one and the same instrument. Although the Parties Hereto shall exchange original signature pages with respect to each document required under this Agreement to be executed, the Agreement shall, as otherwise provided herein, be enforceable and effective upon the initial exchange by facsimile transmission of such signature pages.

     IN WITNESS WHEREOF, the Parties Hereto have executed this Agreement on the dates set forth opposite their respective signatures below.


DATED: April __, 2002                  NATHALIE J.V.D. DOORNMALEN
                                       ---------------------------------


DATED: April __, 2002                  ILLUMEA (ASIA), LTD., a Hong Kong
                                       limited liability company

                                       By: _____________________________

                                          Its: _________________________


DATED: April 3, 2002                   MED DIVERSIFIED (formerly known as
                                       e-MedSoft.com), a Nevada Corporation

                                     By: /s/ Edwin A. Reilly
                                           -----------------------------

                                          Its: Executive Vice President &
                                               Secretary
                                              --------------------------


DATED: April 3, 2002                   ILLUMEA CORPORATION, a Delaware
                                       Corporation

                                     By: /s/ Edwin A. Reilly
                                           -----------------------------

                                          Its: Executive Vice President &
                                               Secretary
                                               -------------------------


DATED: April __, 2002                  ANDREW A. BORSANYI

                                       ---------------------------

                                       14.

                                                SETTLEMENT AND RELEASE AGREEMENT

Hereto and their respective counsel in counterparts, and the signature pages may be combined to create a document binding on all of the Parties Hereto and together shall constitute one and the same instrument. Although the Parties Hereto shall exchange original signature pages with respect to each document required under this Agreement to be executed, the Agreement shall, as otherwise provided herein, be enforceable and effective upon the initial exchange by facsimile transmission of such signature pages.

     IN WITNESS WHEREOF, the Parties Hereto have executed this Agreement on the dates set forth opposite their respective signature below.

DATED: April __, 2002                     NATHALIE J.V.D. DOORNMALEN
                                          ---------------------------------


DATED: April __, 2002                     ILLUMEA (ASIA), LTD., a Hong Kong
                                          limited liability company

                                          By: _____________________________

                                             Its: _________________________


DATED: April __, 2002                     MED DIVERSIFIED (formerly known as
                                          e-MedSoft.com), a Nevada Corporation

                                          By: _____________________________

                                             Its: _________________________


DATED: April __, 2002                     ILLUMEA CORPORATION, a Delaware
                                          Corporation

                                          By: _____________________________

                                             Its: _________________________


DATED: April 2, 2002                      ANDREW A. BORSANYI

                                          /s/ Andrew A. Borsanyi
                                          ---------------------------------

                                       14.

                                                SETTLEMENT AND RELEASE AGREEMENT

APPROVED AS TO FORM:


DATED: April 2, 2002          MORRISON & FOERSTER LLP

                              By:  /s/ Sterling A. Brennan
                                   -------------------------------------------
                                             Sterling A. Brennan
                              Attorneys for Illumea (Asia), Ltd. and Nathalie
                                J.V.D. Doornmalen


DATED: April _, 2002          FRANDZEL ROBINS BLOOM & CSATO, L.C.

                              By:_____________________________________________
                                       Thomas M. Robins, III
                              Attorneys for Med Diversified and Illumea
                              Corporation


DATED: April _, 2002          MANATT, PHELPS & PHILLIPS, LLP

                              By:_____________________________________________
                                       Donald R. Brown
                              Attorneys for Med Diversified, Illumea
                              Corporation, and Andrew Borsanyi

                                       15.

                                                SETTLEMENT AND RELEASE AGREEMENT

APPROVED AS TO FORM:


DATED: April _, 2002          MORRISON & FOERSTER LLP

                              By:_____________________________________________
                                       Sterling A. Brennan
                              Attorneys for Illumea (Asia), Ltd. and Nathalie
                                J.V.D. Doornmalen


DATED: April 2, 2002          FRANDZEL ROBINS BLOOM & CSATO, L.C.

                              By:  /s/ Thomas M. Robins, III
                                   -------------------------------------------
                                       Thomas M. Robins, III
                              Attorneys for Med Diversified and Illumea
                              Corporation


DATED: April _, 2002          MANATT, PHELPS & PHILLIPS, LLP

                              By:_____________________________________________
                                       Donald R. Brown
                              Attorneys for Med Diversified, Illumea
                              Corporation, and Andrew Borsanyi

                                       15.

                                                SETTLEMENT AND RELEASE AGREEMENT

APPROVED AS TO FORM:

DATED: April _, 2002          MORRISON & FOERSTER LLP

                              By:_____________________________________________
                                              Sterling A. Brennan
                              Attorneys for Illumea (Asia), Ltd. and Nathalie
                                J.V.D. Doornmalen


DATED: April _, 2002          FRANDZEL ROBINS BLOOM & CSATO, L.C.

                              By:_____________________________________________
                                            Thomas M. Robins, III
                              Attorneys for Med Diversified and Illumea
                              Corporation


DATED: April 2, 2002          MANATT, PHELPS & PHILLIPS, LLP

                             By: /s/ Donald R. Brown
                                  --------------------------------------------
                                                Donald R. Brown
                              Attorneys for Med Diversified, Illumea
                              Corporation, and Andrew Borsanyi

                                       15.

                                                SETTLEMENT AND RELEASE AGREEMENT

EXHIBIT A